Exhibit 10.22

Devon Energy Corporation	405 235 3611 Phone
20 North Broadway	www.devonenergy.com
Oklahoma City, OK 73102-8260

December ___, 2010
[INSERT NAME]
[INSERT ADDRESS]
[INSERT CITY], OK [INSERT ZIP CODE]
Re: Amendment of RSA and NQSO Agreements
Dear [INSERT NAME]:
This letter agreement memorializes our understanding with respect to the amendment of (i) the Restricted Stock Award Agreements under (a) the Devon Energy Corporation 2009 Long-Term Incentive Plan identified on Annex A as the 2009 RSA Agreements (the “2009 RSA Agreements”) and (b) the Devon Energy Corporation 2005 Long-Term Incentive Plan identified on Annex A as the 2005 RSA Agreements (the “2005 RSA Agreements” and, together with the 2009 RSA Agreements, the “RSA Agreements”) and (ii) the Nonqualified Stock Option Award Agreements under (a) the Devon Energy Corporation 2009 Long-Term Incentive Plan identified on Annex A as the 2009 NQSO Agreements (the “2009 NQSO Agreements”) and (b) the Devon Energy Corporation 2005 Long-Term Incentive Plan identified on Annex A as the 2005 NQSO Agreements (the “2005 NQSO Agreements” and, together with the 2009 NQSO Agreements, the “NQSO Agreements”), in each case between you and Devon Energy Corporation.
Each RSA Agreement is hereby amended to insert the following at the end of Section 3(b)(iv):
“If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, and (iii) no Non-Compliance Event has occurred prior to the date of the Participant’s death, then any percentages of installments of Restricted Stock that remain unvested on the date of the Participant’s death but in which the Participant was eligible to vest pursuant to this Section 3(b)(iv) shall become fully vested upon the Participant’s death.”
Each NQSO Agreement is hereby amended to insert the following at the end of Section 2(e) (in the case of the 2009 NQSO Agreements) and Section 3(d) (in the case of the 2005 NQSO Agreements):
“If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, and (iii) no Non-Compliance Event has occurred prior to the date of the Participant’s death, then any percentages of installments of the Covered Shares of the Stock Option that remain unvested on the date of the Participant’s death but in which the Participant was eligible to vest pursuant to this [Section 2(e)]1 [Section 3(d)]2 shall become fully vested and exercisable upon the Participant’s death.”
Each NQSO Agreement is hereby amended to (i) insert a new subsection (g) in Section 4 as set forth below, (ii) re-letter the existing subsection (g) as subsection (h) and (iii) insert a reference to subsection (g) as an addition to the list of cross-referenced subsections in re-lettered subsection (h):
     “(g) If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, (iii) there are percentages of installments of the Covered Shares of the Stock Option that remain unvested as of the date of the Participant’s death but in which the Participant was eligible to vest pursuant to Section 2(e), and (iv) no Non-Compliance Event has occurred prior to the date of the Participant’s death, the three-year anniversary of the date of the Participant’s death.”
Sincerely,
DEVON ENERGY CORPORATION
Frank W. Rudolph
Executive Vice President, Human Resources
Acknowledged and agreed to:
_______________________
[INSERT NAME]
______________________
Date Signed

[1]	Language inserted in 2009 NQSO Agreements

[2]	Language inserted in 2005 NQSO Agreements

ANNEX A
2009 RSA Agreements:
[Insert]
2005 RSA Agreements:
[Insert]
2009 NQSO Agreements:
[Insert]
2005 NQSO Agreements:
[Insert]